Exhibit 10.5
EQUIPMENTSHARE.COM INC
FIRST AMENDMENT TO
AMENDED AND RESTATED LETTER AGREEMENT
THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED LETTER AGREEMENT (this “Amendment”) is entered into as of September 10, 2025 by and among EquipmentShare.com Inc, a Texas corporation (the “Company”) and each of the Holders listed on the signature pages hereto (the “Holders”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Letter Agreement, dated as of June 1, 2023, by and among the Company and the Holders party thereto (the “Letter Agreement”).
RECITALS
WHEREAS, Section 5(c) of the Letter Agreement provides that the Letter Agreement may be amended only with the written consent of each of the Company and the holders of a majority of the Holder Shares then outstanding (the “Required Holders”);
WHEREAS, the Company was originally incorporated on November 25, 2014 under the laws of the State of Delaware and was converted into a corporation incorporated under the laws of the State of Texas on June 30, 2025 (the “Conversion”);
WHEREAS, in connection with the Conversion, the parties hereto desire to align the governing law and jurisdiction of the Letter Agreement to the Company’s jurisdiction of incorporation; and
WHEREAS, the Holders represent the Required Holders as of the date hereof.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    AMENDMENT OF LETTER AGREEMENT.
1.1    Section 1(k) of the Letter Agreement is hereby amended and restated to read, in its entirety, as follows:
“(k) “Restated Certificate” means the Company’s Certificate of Formation, as may be amended or restated from time to time.”
1.2    The first paragraph of Section 2(a) of the Letter Agreement is hereby amended and restated to read, in its entirety, as follows:
“(a) Put Right. Subject to the limitations on repurchases of shares under the Texas Business Organizations Code and the terms and conditions set forth herein, the Company hereby grants each Holder the right (the “Put Right”) to require the Company to purchase, out of funds and assets legally available therefor, from such Holder at the times and with respect to that number of applicable Holder Shares, as follows:
(i)    At any time on or following May 5, 2033, such Holder may require, upon delivery to the Company of the Put Exercise Notice, the Company to purchase up to 50% of the Holder PP Shares and/or 50% of the Holder PP-1 Shares (each rounded down to the nearest whole share) then held by such Holder at a per share purchase price equal to the applicable Put Purchase Price.
(ii)    At any time on or following May 5, 2034, such Holder may require, upon delivery to the Company of the Put Exercise Notice, the Company to purchase up to 100% of the Holder PP Shares and/or the Holder PP-1 Shares then held by such Holder at a per share purchase price equal to the applicable Put Purchase Price.
(iii)    In the case of a Trigger IPO or a SPAC Transaction, such Holder may require, upon delivery to the Company of the Put Exercise Notice, the Company to purchase upon the consummation of such Trigger IPO or SPAC Transaction up to 50% of the Holder PP Shares and/or 50% of the Holder PP-1 Shares then held by such Holder at a per share purchase price equal to the applicable Put Purchase Price, provided that the exercise of the Put Right pursuant to this Section 2(a)(iii) may be conditioned on the consummation of such Trigger IPO or SPAC Transaction.
(iv)    In the case of a Sale of the Company, such Holder may require, upon delivery to the Company of the applicable Put Exercise Notice, the Company to purchase upon the consummation of such Sale of the Company up to 100% of the Holder PP Shares and/or 100% of the Holder PP-1 Shares then held by such Holder at a per share purchase price equal to the applicable Put Purchase Price, provided that the exercise of the Put Right pursuant to this Section 2(a)(iv) may be conditioned on the consummation of such Sale of the Company.”
1.3    Section 2(c) of the Letter Agreement is hereby amended and restated to read, in its entirety, as follows:
“(c) Payment upon Exercise of the Put Right. Provided that the Company has received the duly completed and executed Put Exercise Notice from a Holder on or prior to the Expiration Date, subject to the limitations on repurchases of shares under the Texas Business Organizations Code and satisfaction of the Put Senior Obligations Condition, if applicable, the Company shall, (i) in the event of Put Exercise Notice relating to an exercise made pursuant to Section 2(a)(i) and Section 2(a)(ii) above, no later than thirty (30) calendar days after the Exercise Date (or, if earlier, prior to, or substantially contemporaneously with, the event giving rise to the applicable Put Right), and (ii) in the event of Put Exercise Notice relating to an exercise made pursuant to Section 2(a)(iii) and Section 2(a)(iv) above, no later than immediate prior to the closing of the applicable transaction, effect, or cause to be effected, payment, out of funds and assets legally available therefor, in U.S. dollars made by wire transfer of immediately available funds to one or more accounts as designated by such Holder in the Put Exercise Notice in advance of the date that the transfer of the Holder Shares is effective to such Holder for the Put Exercised Shares at the applicable Put Purchase Price, and subject to applicable federal, state and local withholding tax requirements. In the event the Company has not effected, or caused to be effected, payment to such Holder pursuant to this Section 2(c) on or prior to such date that payment is to be made, interest will accrue on all such amounts from the date such payment was required to be made until the date payment is received by such Holder at the Applicable Dividend Rate (as defined in the Restated Certificate) then in effect on the date such payment was required to be made plus 500 basis points, and any such interest will be deemed part of the applicable Put Purchase Price.”
1.4    Section 5(a) of the Letter Agreement is hereby amended and restated to read, in its entirety, as follows:
“(a) Governing Law. This A&R Agreement shall be governed by and construed under the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.”
1.5    Section 5(g) of the Letter Agreement is hereby amended and restated to read, in its entirety, as follows:
“(g) Dispute Resolution. The parties hereby (a) irrevocably and unconditionally submit to the jurisdiction of the First Business Court Division of the State of Texas and to the jurisdiction of the United States District Court for the Northern District of Texas for the purpose of any suit, action or other proceeding arising out of or based upon this A&R Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this A&R Agreement except in the First Business Court Division of the State of Texas or the United States District Court for the Northern District of Texas, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this A&R Agreement or the subject matter hereof may not be enforced in or by such court. Each of the parties to this A&R Agreement consents to personal jurisdiction for any equitable action sought in the United States District Court for the Northern District of Texas or the First Business Court Division of the State of Texas having subject matter jurisdiction.
WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.”

2.    MISCELLANEOUS PROVISIONS.
2.1    Effect of Amendment. All references to the Letter Agreement (whether in the Letter Agreement or in any other agreements, documents or instruments) shall be deemed to be references to the Letter Agreement as amended by this Amendment.
2.2    Governing Law. This Amendment is governed by the internal laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of choice of law.
2.3    Severability. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment which are valid, enforceable and legal.
2.4    Counterparts; Facsimile or Electronic Signature. This Amendment may be executed and delivered by facsimile or electronic signature and in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
2.5    Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY

EQUIPMENTSHARE.COM INC

By:	/s/ Jabbok Schlacks
Name: Jabbok Schlacks
Title: CEO

[Signature Page to First Amendment to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BDT EVEREST HOLDINGS, LLC
By: BDTCP GP 3-A, L.P., its Managing Member
By: BDTCP GP 3-A, Co., its General Partner

By:	/s/ Mary Ann Todd
Name: Mary Ann Todd
Title: General Counsel & Secretary
[Signature Page to First Amendment to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

RB ES LP
By: RedBird Series 2019 GenPar LLC, its general partner

By:	/s/ Taylor Elliott
Name: Taylor Elliott
Title: Authorized Person

[Signature Page to First Amendment to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

TRU ARROW TECHNOLOGY PARTNERS I, LP

By:	/s/ Glenn Fuhrman
Name: Glenn Fuhrman
Title: Managing Member
[Signature Page to First Amendment to Letter Agreement]